                                                                  Exhibit (d)(f)



                SCUDDER GLOBAL EQUITY PORTFOLIO SUB-INVESTMENT

                             MANAGEMENT AGREEMENT

      AGREEMENT made this 2nd day of October, 1998, among Metropolitan Series Fund, Inc., a Maryland corporation (the "Fund"), Metropolitan Life Insurance Company (the "Investment Manager"), a New York corporation, and Scudder Kemper Investments, Inc., a Delaware corporation (the "Sub-Investment Manager");

                             W I T N E S S E T H :

      WHEREAS, the Fund is engaged in business as a diversified open-end management investment company and is registered as such under the Investment Company Act of 1940 (the "Investment Company Act");

      WHEREAS, the Fund, a series type of investment company, issues separate classes (or series) of stock, each of which represents a separate portfolio of investments;

      WHEREAS, the Fund is currently comprised of thirteen portfolios which are the State Street Research Growth Portfolio, the State Street Research Income Portfolio, the State Street Research Money Market Portfolio, the State Street Research Diversified Portfolio, the GNMA Portfolio, the State Street Research Aggressive Growth Portfolio, the Equity Income Portfolio, the MetLife Stock Index Portfolio, the State Street Research International Stock Portfolio, the Scudder Global Equity Portfolio, the Loomis Sayles High Yield Bond Portfolio, the Janus Mid Cap Portfolio, and the T. Rowe Price Small Cap Growth Portfolio, each of which pursues its investment objectives through separate investment policies, and the Fund may add or delete portfolios from time to time;

      WHEREAS, the Sub-Investment Manager is engaged principally in the business of rendering advisory services and is registered as an investment adviser under the Investment Advisers Act of 1940; and

      WHEREAS, the Fund has employed the Investment Manager to act as investment manager of the Scudder Global Equity Portfolio as set forth in the Scudder Global Equity Portfolio Investment Management Agreement dated March 3, 1997 between the Fund and the Investment Manager (the "Scudder Global Equity Portfolio Investment Management Agreement"); and the Fund and the Investment Manager desire to enter into a separate sub-investment management agreement with respect to the Scudder Global Equity Portfolio of the Fund with the Sub-Investment Manager;

      NOW, THEREFORE, in consideration of the premises and the covenants hereinafter contained, the Fund, the Investment Manager and the Sub-Investment Manager hereby agree as follows:

                                  ARTICLE 1.

                     Duties of the Sub-Investment Manager.
                     ------------------------------------

      Subject to the supervision and approval of the Investment Manager and the Fund's Board of Directors, the Sub-Investment Manager will manage the investment and reinvestment of the assets of the Fund's Scudder Global Equity Portfolio (the "Portfolio") for the period and on the terms and conditions set forth in this Agreement. In acting as Sub-Investment Manager to the Fund with respect to the Portfolio, the Sub-Investment Manager shall determine which securities shall be purchased, sold or exchanged and what portion of the assets of the Portfolio shall be held in the various securities or other assets in which it may invest, subject always to any restrictions of the Fund's Articles of Incorporation and By-Laws, as amended or supplemented from time to time, the provisions of applicable laws and regulations including the Investment Company Act, and the statements relating to the Portfolio's investment objectives, policies and restrictions as the same are set forth in the prospectus and statement of additional information of the Fund then currently effective under the Securities Act of 1933 (the "Prospectus"). Should the Board of Directors of the Fund or the Investment Manager at any time, however, make any definite determination as to investment policy and notify in writing the Sub-Investment Manager thereof, the Sub-Investment Manager shall be bound by such determination for the period, if any, specified in such notice or until similarly notified in writing that such determination has been revoked. The Sub-Investment Manager shall take, on behalf of the Fund, all actions which it deems necessary to implement the investment policies of the Portfolio, determined as provided above, and in particular to place all orders for the purchase or sale of portfolio securities for the Portfolio with brokers or dealers selected by it.

      In connection with the selection of such brokers or dealers and the placing of such orders, the Sub-Investment Manager is directed at all times to follow the policies of the Fund set forth in the Prospectus. Nothing herein shall preclude the "bunching" of orders for the sale or purchase of portfolio securities with other Fund portfolios or with other accounts managed by the Sub-Investment Manager. The Sub-Investment Manager shall not favor any account over any other and any purchase or sale orders executed contemporaneously shall be allocated in a manner it deems equitable among the accounts involved and at a price which is approximately averaged.

      In connection with these services the Sub-Investment Manager will provide investment research as to the Portfolio's investments and conduct a continuous program of evaluation of its assets. The Sub-Investment Manager will furnish the Investment Manager and the Fund such statistical information with respect to the investments it makes for the Portfolio as the Investment Manager and the Fund may reasonably request. On its own initiative, the Sub-Investment Manager will apprise the Investment Manager and the Fund of important developments materially affecting the Portfolio and will furnish the Investment Manager and the Fund from time to time such information as may be believed appropriate for this purpose. In addition, the Sub-Investment Manager will furnish the Investment Manager and the Fund's Board of Directors such periodic and special reports as either of them may reasonably request.

      The Sub-Investment Manager will exercise its best judgment in rendering the services provided for in this Article 1, and the Fund and the Investment Manager agree, as an inducement to the Sub-Investment Manager's undertaking so to do, that the Sub-Investment Manager will not be liable under this Agreement for any mistake of judgment or in any other event whatsoever, except as hereinafter provided. The Sub-Investment Manager shall for all purposes herein be deemed to be an independent contractor and shall, unless otherwise provided or authorized, have no authority to act for or represent the Fund or the Investment Manager in any way or otherwise be deemed an agent of the Fund or the Investment Manager other than in furtherance of its duties and responsibilities as set forth in this Agreement.

                                  ARTICLE 2.

                        Sub-Investment Management Fee.
                        -----------------------------

      The payment of advisory fees and the allocation of charges and expenses between the Fund and the Investment Manager with respect to the Portfolio are set forth in the Scudder Global Equity Portfolio Investment Management Agreement. Nothing in this Scudder Global Equity Portfolio Sub-Investment Management Agreement shall change or affect that arrangement. The payment of advisory fees and the apportionment of any expenses related to the services of the Sub-Investment Manager under this Agreement shall be the sole concern of the Investment Manager and the Sub-Investment Manager and shall not be the responsibility of the Fund.

      In consideration of services rendered pursuant to this Agreement, the Investment Manager will pay the Sub-Investment Manager on the first business day of each month the fee at the annual rate specified by the schedule of fees in the Appendix to this Agreement. The fee for any period from the date the Portfolio commences operations to the end of the month will be prorated according to the proportion which the period bears to the full month, and, upon any termination of this Agreement before the end of any month, the fee for the part of the month during which the Sub-Investment Manager acted under this Agreement will be prorated according to the proportion which the period bears to the full month and will be payable upon the date of termination of this Agreement.

      For the purpose of determining the fees payable to the Sub-Investment Manager, the value of the Portfolio's net assets will be computed in the manner specified in the Fund's

Prospectus. The Sub-Investment Manager will bear all of its own expenses (such as research costs) in connection with the performance of its duties under this Agreement except for those which the Investment Manager agrees to pay.

                                Other Matters.
                                -------------

      The Sub-Investment Manager may from time to time employ or associate with itself any person or persons believed to be particularly fitted to assist in its performance of services under this Agreement. The compensation of any such persons will be paid by the Sub-Investment Manager, and no obligation will be incurred by, or on behalf of, the Fund or the Investment Manager with respect to them.

      The Fund and the Investment Manager understand that the Sub-Investment Manager now acts and will continue to act as investment manager to various investment companies and fiduciary or other managed accounts, and the Fund and the Investment Manager have no objection to the Sub-Investment Manager's so acting. In addition, the Fund understands that the persons employed by the Sub-Investment Manager to assist in the performance of the Sub-Investment Manager's duties hereunder will not devote their full time to such service, and nothing herein contained shall be deemed to limit or restrict the Sub-Investment Manager's right or the right of any of the Sub-Investment Manager's affiliates to engage in and devote time and attention to other businesses or to render other services of whatever kind or nature.

      The Sub-Investment Manager agrees that all books and records which it maintains for the Fund are the Fund's property. The Sub-Investment Manager also agrees upon request of the Investment Manager or the Fund, promptly to surrender the books and records to the requester or make the books and records available for inspection by representatives of regulatory authorities. The Sub-Investment Manager further agrees to maintain and preserve the Fund's books and records in accordance with the Investment Company Act and rules thereunder.

      The Sub-Investment Manager will not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with the matters to which this Agreement relates, except for a loss resulting from willful misfeasance, bad faith or gross negligence of the Sub-Investment Manager in the performance of its duties or from reckless disregard of its obligations and duties under this Agreement.

      The Investment Manager has herewith furnished the Sub-Investment Manager copies of the Fund's Prospectus, Articles of Incorporation and By-Laws as currently in effect and agrees during the continuance of this Agreement to furnish the Sub-Investment Manager copies of any amendments or supplements thereto before or at the time the amendments or supplements become effective. The Sub-Investment Manager will be entitled to rely on all documents furnished to it by the Investment Manager or the Fund.

                                  ARTICLE 3.

                  Duration and Termination of this Agreement.
                  ------------------------------------------

      This Agreement shall become effective as of the date first above written and shall remain in force until May 16, 1999 and thereafter shall continue in effect, but only so long as such continuance is specifically approved at least annually by (i) the Board of Directors of the Fund, or by the vote of a majority of the outstanding shares of the Portfolio, and (ii) a majority of those directors who are not parties to this Agreement or interested persons of any such party cast in person at a meeting called for the purpose of voting on such approval.

      This Agreement may be terminated with respect to the Portfolio at any time, without the payment of any penalty, by the Board of Directors of the Fund, or by vote of a majority of the outstanding shares of the Portfolio, on sixty days' written notice to the Investment Manager and Sub-Investment Manager, or by the Investment Manager or Sub-Investment Manager on sixty days' written notice to the Fund. This Agreement shall automatically terminate in the event of its assignment or in the event of the termination of the Scudder Global Equity Portfolio Investment Management Agreement.

                                  ARTICLE 4.

                                 Definitions.
                                 -----------

      The terms "assignment," "interested person," and "majority of the outstanding shares," when used in this Agreement, shall have the respective meanings specified under the Investment Company Act.

                                  ARTICLE 5.

                         Amendments of this Agreement.
                         ----------------------------

      This Agreement may be amended by the parties only if such amendment is specifically approved by (i) the Board of Directors of the Fund, to the extent permitted by the Investment Company Act, or by the vote of a majority of the outstanding shares of the Portfolio, and (ii) by the vote of a majority of those directors of the Fund who are not parties to this Agreement or interested persons of any such party cast in person at a meeting called for the purpose of voting on such approval.

                                  ARTICLE 6.

                                Governing Law.
                                -------------

      The provisions of this Agreement shall be construed and interpreted in accordance with the laws of the State of New York as at the time in effect and the applicable provisions of the Investment Company Act. To the extent that the applicable law of the State of New York, or any of the provisions herein, conflict with the applicable provisions of the Investment Company Act, the latter shall control.

                                  ARTICLE 7.

                                   Notices.
                                   -------

      Notices to be given hereunder shall be addressed to:

           Fund:         Christopher P. Nicholas
                         President and Chief Operating Officer
                         Metropolitan Series Fund
                         One Madison Avenue, Area 7G
                         New York, New York 10010


Investment Manager:      Gary A. Beller, Esq.
                         Executive Vice-President and General
Counsel
                         Metropolitan Life Insurance Company
                         One Madison Avenue, Area 11G
                         New York, New York 10010

Sub-Investment Manager:  William E. Holzer
                         Managing Director
                         Scudder Kemper Investments, Inc.
                         345 Park Avenue
                         New York, New York 10154

      Changes in the foregoing notice provisions may be made by notice in writing to the other parties and the addresses set forth above. Notice shall be effective upon delivery.

                                METROPOLITAN SERIES FUND, INC.



                                By:s/Christopher P. Nicholas
                                  ---------------------------


Attest:



s/Robin Wagner
--------------


                                METROPOLITAN LIFE INSURANCE
                                COMPANY



                                By: s/Jeffrey J. Hodgman
                                    --------------------


Attest:



s/Cheryl D. Martino
-------------------


                                SCUDDER KEMPER INVESTMENTS, INC.



                                By: s/Cornelia M. Small
                                    -------------------

Attest:



s/John D. Lamb
--------------

                                   APPENDIX



                       SCUDDER KEMPER INVESTMENTS, INC.
                       --------------------------------



                     Metropolitan Series Fund Fee Schedule
                     -------------------------------------



                        Scudder Global Equity Portfolio
                        -------------------------------



                         1st $50M        .70%
                         next $50M       .35%
                         next $400M      .30%
                         above $500M     .275% of the average daily value of the
                                         net assets of the Portfolio

                   T. ROWE PRICE LARGE CAP GROWTH PORTFOLIO

                      SUB-INVESTMENT MANAGEMENT AGREEMENT

     AGREEMENT made this 9th day of November, 1998, among Metropolitan Series Fund, Inc., a Maryland corporation (the "Fund"), Metropolitan Life Insurance Company (the "Investment Manager"), a New York corporation, and T. Rowe Price Associates, Inc., a Maryland corporation (the "Sub-Investment Manager");

                             W I T N E S S E T H :

     WHEREAS, the Fund is engaged in business as a diversified open-end management investment company and is registered as such under the Investment Company Act of 1940 (the "Investment Company Act");

     WHEREAS, the Fund, a series type of investment company, issues separate classes (or series) of stock, each of which represents a separate portfolio of investments;

      WHEREAS, the Fund is currently comprised of various portfolios, each of which pursues its investment objectives through separate investment policies, and the Fund may add or delete portfolios from time to time;

     WHEREAS, the Sub-Investment Manager is engaged principally in the business of rendering advisory services and is registered as an investment adviser under the Investment Advisers Act of 1940; and

     WHEREAS, the Fund has employed the Investment Manager to act as investment manager of the T. Rowe Price Large Cap Growth Portfolio as set forth in the T. Rowe Price Large Cap Growth Portfolio Investment Management Agreement dated October 30, 1998 between the Fund and the Investment Manager (the "T. Rowe Price Large Cap Growth Portfolio Investment Management Agreement"); and the Fund and the Investment Manager desire to enter into a separate sub-investment management agreement with respect to the T. Rowe Price Large Cap Growth Portfolio of the Fund with the Sub-Investment Manager;

     NOW, THEREFORE, in consideration of the premises and the covenants hereinafter contained, the Fund, the Investment Manager and the Sub-Investment Manager hereby agree as follows:

                                   ARTICLE 1

                      Duties of the Sub-Investment Manager

     Subject to the supervision and approval of the Investment Manager and the Fund's Board of Directors, the Sub-Investment Manager will manage the investment and reinvestment of the assets of the Fund's T. Rowe Price Large Cap Growth Portfolio (the "Portfolio") for the period and on the terms and conditions set forth in this Agreement. In acting as Sub-Investment Manager to the Fund with respect to the Portfolio, the Sub-Investment Manager shall determine which securities shall be purchased, sold or exchanged and what portion of the assets of the Portfolio shall be held in the various securities or other assets in which it may invest, subject always to any restrictions of the Fund's Articles of Incorporation and By-Laws, as amended or supplemented from time to time, the provisions of applicable laws and regulations including the Investment Company Act, and the statements relating to the Portfolio's investment objectives, policies and restrictions as the same are set forth in the prospectus and statement of additional information of the Fund then currently effective under the Securities Act of 1933 (the "Prospectus"). Should the Board of Directors of the Fund or the Investment Manager at any time, however, make any definite determination as to investment policy and notify the Sub-Investment Manager thereof in writing, the Sub-Investment Manager shall be bound by such determination for the period, if any, specified in such notice or until similarly notified in writing that such determination has been revoked. The Sub-Investment Manager shall take, on behalf of the Fund, all actions which it deems necessary to implement the investment policies of the Portfolio, determined as provided above, and in particular to place all orders for the purchase or sale of portfolio securities for the Portfolio with brokers or dealers selected by it.

     The Sub-Investment Manager agrees that, in placing orders with broker-dealers for the purchase or sale of portfolio securities, it shall attempt to obtain best execution at favorable security prices; provided that, on behalf of the Portfolio, the Sub-Investment Manager may, in its discretion, agree to pay a broker-dealer that furnishes brokerage or research services as such services are defined under Section 28(e) of the Securities Exchange Act of 1934, as amended ("1934 Act") or in accord with any other applicable laws or regulations, a higher commission than that which might have been charged by another broker-dealer for effecting the same transactions, if the Sub-Investment Manager determines in good faith that such commission is reasonable in relation to the brokerage and research service provided by the broker-dealer, viewed in terms of either that particular transaction or the overall responsibilities of the Sub-Investment Manager with respect to the accounts as to which it exercises investment discretion.

     On occasions when the Sub-Investment Manager deems the purchase of a security to be in the best interest of the Portfolio as well as other clients of the Sub-Investment Manager, the Sub-Investment Manager, to the extent permitted by applicable laws and regulations, may, but shall be under no obligation to, aggregate the securities to be purchased or sold to attempt to obtain a more favorable price or lower brokerage commissions and efficient execution. In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Sub-Investment Manager in the manner the Sub-Investment Manager considers to be the most equitable and consistent with its fiduciary obligations to the Portfolio and to its other clients.

     In connection with these services the Sub-Investment Manager will provide investment research as to the Portfolio's investments and conduct a continuous program of evaluation of its assets. The Sub-Investment Manager will have the responsibility to monitor the investments of the Portfolio to the extent necessary for the Sub-Investment Manager to manage the Portfolio in a manner that is consistent with the investment objective and policies of the Portfolio set forth in the Registration Statement of the Fund, as from time to time amended, and consistent with applicable law, including, but not limited to, the Investment Company Act and the rules and regulations thereunder and the applicable provisions of the Internal Revenue Code and the rules and regulations thereunder (including, without limitation, subchapter M of the Code and the investment diversification aspects of Section 817(h) of the Code).

     The Sub-Investment Manager will furnish the Investment Manager and the Fund such statistical information, including prices of securities in situations where a fair valuation determination is required or when a security cannot be priced by the Fund's accountants, with respect to the investments it makes for the Portfolio as the Investment Manager and the Fund may reasonably request. On its own initiative, the Sub-Investment Manager will apprise the Investment Manager and the Fund of important developments materially affecting the Portfolio, including but not limited to any change in the personnel of the Sub-Investment Manager responsible for the day to day investment decisions made by the Sub-Investment Manager for the Portfolio and any material legal proceedings against the Sub-Investment Manager by the

Securities and Exchange Commission relating to violations of the federal securities laws by the Sub-Investment Manager, and will furnish the Investment Manager and the Fund from time to time with similar information that is believed appropriate for this purpose. In addition, the Sub-Investment Manager will furnish the Investment Manager and the Fund's Board of Directors such periodic and special reports as either of them may reasonably request.

     The Sub-Investment Manager will exercise its best judgment in rendering the services provided for in this Article 1, and the Fund and the Investment Manager agree, as an inducement to the Sub-Investment Manager's undertaking so to do, that the Sub-Investment Manager will not be liable under this Agreement for any mistake of judgment or in any other event whatsoever, except as hereinafter provided. The Sub-Investment Manager shall for all purposes herein be deemed to be an independent contractor and shall, unless otherwise provided or authorized, have no authority to act for or represent the Fund or the Investment Manager in any way or otherwise be deemed an agent of the Fund or the Investment Manager other than in furtherance of its duties and responsibilities as set forth in this Agreement.

                                   ARTICLE 2

                         Sub-Investment Management Fee

     The payment of advisory fees and the allocation of charges and expenses between the Fund and the Investment Manager with respect to the Portfolio are set forth in the T. Rowe Price Large Cap Growth Portfolio Investment Management Agreement. Nothing in this T. Rowe Price Large Cap Growth Portfolio Sub-Investment Management Agreement shall change or affect that arrangement. The payment of advisory fees and the apportionment of any expenses related to the services of the Sub-Investment Manager under this Agreement shall be the sole concern of the

Investment Manager and the Sub- Investment Manager and shall not be the responsibility of the Fund.

     In consideration of services rendered pursuant to this Agreement, the Investment Manager will pay the Sub-Investment Manager on the first business day of each month the fee at the annual rate specified by the schedule of fees in the Appendix to this Agreement. The fee for any period from the date the Portfolio commences operations to the end of the month will be prorated according to the proportion which the period bears to the full month, and, upon any termination of this Agreement before the end of any month, the fee for the part of the month during which the Sub-Investment Manager acted under this Agreement will be prorated according to the proportion which the period bears to the full month and will be payable upon the date of termination of this Agreement.

     For the purpose of determining the fees payable to the Sub-Investment Manager, the value of the Portfolio's net assets will be computed in the manner specified in the Fund's Prospectus. The Sub-Investment Manager will bear all of its own expenses (such as research costs) in connection with the performance of its duties under this Agreement except for those which the Investment Manager agrees to pay.

     The Sub-Investment Manager agrees to notify promptly, upon written request, the Investment Manager if, for any other registered investment company having a substantially similar investment program, it agrees to (1) provide more services or bear more expenses for a comparable or lower fee; and (2) provide comparable services and bear comparable expenses for a lower fee.

                                 OTHER MATTERS

     The Sub-Investment Manager may from time to time employ or associate with itself any person or persons believed to be particularly fitted to assist in its performance of services under this Agreement. The compensation of any such persons will be paid by the Sub-Investment Manager, and no obligation will be incurred by, or on behalf of, the Fund or the Investment Manager with respect to them.

     The Fund and the Investment Manager understand that the Sub-Investment Manager now acts and will continue to act as investment manager to various investment companies and fiduciary or other managed accounts, and the Fund and the Investment Manager have no objection to the Sub-Investment Manager's so acting. In addition, the Fund understands that the persons employed by the Sub-Investment Manager to assist in the performance of the Sub-Investment Manager's duties hereunder will not devote their full time to such service, and nothing herein contained shall be deemed to limit or restrict the Sub-Investment Manager's right or the right of any of the Sub-Investment Manager's affiliates to engage in and devote time and attention to other businesses or to render other services of whatever kind or nature.

     The Sub-Investment Manager agrees that all books and records which it maintains for the Fund are the Fund's property. The Sub-Investment Manager also agrees upon request of the Investment Manager or the Fund, promptly to surrender the books and records to the requester or make the books and records available for inspection by representatives of regulatory authorities. The Sub-Investment Manager further agrees to maintain and preserve the Fund's books and records in accordance with the Investment Company Act and rules thereunder.

     The Sub-Investment Manager will not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with the matters to which this Agreement relates, except for a loss resulting from willful misfeasance, bad faith or gross negligence of the Sub-Investment Manager in the performance of its duties or from reckless disregard of its obligations and duties under this Agreement.

     The Investment Manager has herewith furnished the Sub-Investment Manager copies of the Fund's Registration Statement, Articles of Incorporation and By-Laws as currently in effect and agrees during the continuance of this Agreement to furnish the Sub-Investment Manager copies of any amendments or supplements thereto before or at the time the amendments or supplements become effective. The Sub-Investment Manager will be entitled to rely on all documents furnished to it by the Investment Manager or the Fund.

                                   ARTICLE 3

                   Duration and Termination of this Agreement

     This Agreement shall become effective as of the date first above written and shall remain in force until May 16, 1999 and thereafter shall continue in effect, but only so long as such continuance is specifically approved at least annually by (i) the Board of Directors of the Fund, or by the vote of a majority of the outstanding shares of the Portfolio, and (ii) a majority of those directors who are not parties to this Agreement or interested persons of any such party cast in person at a meeting called for the purpose of voting on such approval.

     This Agreement may be terminated with respect to the Portfolio at any time, without the payment of any penalty, by the Board of Directors of the Fund, or by vote of a majority of the outstanding shares of the Portfolio, on sixty days' written notice to the Investment Manager and

Sub-Investment Manager, by the Investment Manager on thirty days' written notice to the Sub-Investment Manager and the Fund, or by the Sub-Investment Manager on sixty days' written notice to the Investment Manager and the Fund. This Agreement shall automatically terminate in the event of its assignment or in the event of the termination of the T. Rowe Price Large Cap Growth Portfolio Investment Management Agreement.

                                   ARTICLE 4

                                  Definitions

     The terms "assignment," "interested person," and "majority of the outstanding shares," when used in this Agreement, shall have the respective meanings specified under the Investment Company Act.

                                   ARTICLE 5

                          Amendments of this Agreement

     This Agreement may be amended by the parties only if such amendment is specifically approved by (i) the Board of Directors of the Fund, to the extent permitted by the Investment Company Act, or by the vote of a majority of the outstanding shares of the Portfolio, and (ii) by the vote of a majority of those directors of the Fund who are not parties to this Agreement or interested persons of any such party cast in person at a meeting called for the purpose of voting on such approval.

                                   ARTICLE 6

                                 Governing Law

     The provisions of this Agreement shall be construed and interpreted in accordance with the laws of the State of New York as at the time in effect and the applicable provisions of the

Investment Company Act. To the extent that the applicable law of the State of New York, or any of the provisions herein, conflict with the applicable provisions of the Investment Company Act, the latter shall control.

                                   ARTICLE 7

                                    Notices

     Notices to be given hereunder shall be addressed to:

     Fund:          Christopher P. Nicholas
                    President and Chief Operating Officer
                    Metropolitan Series Fund, Inc.
                    One Madison Avenue, Area 7G
                    New York, New York 10010

     Investment
     Manager:       Gary A. Beller, Esq.
                    Senior Executive Vice-President and General Counsel Metropolitan Life Insurance Company
                    One Madison Avenue, Area 11G
                    New York, New York 10010

     Sub-Investment
     Manager:       John Cammack
                    T. Rowe Price Associates, Inc.
                    100 East Pratt Street
                    Baltimore Maryland 21202

     Copy to:       Henry H. Hopkins, Esq.
                    T. Rowe Price Associates, Inc.
                    100 East Pratt Street
                    Baltimore Maryland 21202

     Changes in the foregoing notice provisions may be made by notice in writing to the other parties and the addresses set forth above. Notice shall be effective upon delivery.

                                    METROPOLITAN SERIES FUND, INC.

                                    By:
                                    s/Christopher P. Nicholas
                                    -------------------------
                                    Christopher P. Nicholas
Attest:
s/Robin Wagner
--------------
Robin Wagner


                                    METROPOLITAN LIFE INSURANCE
                                    COMPANY

                                    By:
                                    s/Jeffrey J. Hodgman
                                    ---------------------
                                    Jeffrey J. Hodgman
Attest:


s/Cheryl D. Martino
-------------------
Cheryl D. Martino


                                    T. ROWE PRICE ASSOCIATES, INC.



                                    By:
                                    s/Darrell N. Braman
                                    -------------------
                                    Darrell N. Braman
Attest:

s/Laura Chasney
--------------
Laura Chasney

                                    APPENDIX
                                    --------

                         T. ROWE PRICE ASSOCIATES, INC.
                         ------------------------------

                     METROPOLITAN SERIES FUND FEE SCHEDULE
                     -------------------------------------

                    T. ROWE PRICE LARGE CAP GROWTH PORTFOLIO
                    ----------------------------------------


                         0.500% on the first $50MM
                         0.400% thereafter

           of the average daily value of the net assets of the Portfolio

               NEUBERGER&BERMAN PARTNERS MID CAP VALUE PORTFOLIO

                      SUB-INVESTMENT MANAGEMENT AGREEMENT

      AGREEMENT made this 9th day of November, 1998, among Metropolitan Series Fund, Inc., a Maryland corporation (the "Fund"), Metropolitan Life Insurance Company (the "Investment Manager"), a New York corporation, and Neuberger&Berman Management Incorporated, a New York corporation (the "Sub-Investment Manager");

                             W I T N E S S E T H :

      WHEREAS, the Fund is engaged in business as a diversified open-end management investment company and is registered as such under the Investment Company Act of 1940 (the "Investment Company Act");

      WHEREAS, the Fund, a series type of investment company, issues separate classes (or series) of stock, each of which represents a separate portfolio of investments;

      WHEREAS, the Fund is currently comprised of various portfolios, each of which pursues its investment objectives through separate investment policies, and the Fund may add or delete portfolios from time to time;

      WHEREAS, the Investment Manager is a life insurance company and is registered as an investment adviser under the Investment Advisers Act of 1940 (the "Advisers Act");

      WHEREAS, the Sub-Investment Manager is engaged principally in the business of rendering advisory and management services and is registered as an investment adviser under the Advisers Act; and

      WHEREAS, the Fund has employed the Investment Manager to act as investment manager of the Neuberger&Berman Partners Mid Cap Value Portfolio as set forth in the Neuberger&Berman Partners Mid Cap Value Portfolio Investment Management Agreement dated October 30, 1998 between the Fund and the Investment Manager (the "Neuberger&Berman Partners Mid Cap Value Portfolio Investment Management Agreement"); and the Fund and the Investment Manager desire to enter into a separate sub-investment management agreement with respect to the Neuberger&Berman Partners Mid Cap Value Portfolio of the Fund with the Sub-Investment Manager;

      NOW, THEREFORE, in consideration of the premises and the covenants hereinafter contained, the Fund, the Investment Manager and the Sub-Investment Manager hereby agree as follows:

                                   ARTICLE 1

                     DUTIES OF THE SUB-INVESTMENT MANAGER

     Subject to the supervision and approval of the Investment Manager and the Fund's Board of Directors, the Sub-Investment Manager will manage the investment and reinvestment of the assets of the Fund's Neuberger&Berman Partners Mid Cap Value Portfolio (the "Portfolio") for the period and on the terms and conditions set forth in this Agreement. In acting as Sub-Investment Manager to the Fund with respect to the Portfolio, the Sub-Investment Manager shall determine which securities shall be purchased, sold or exchanged and what portion of the assets of the Portfolio shall be held in the various securities or other assets in which it may invest, subject always to any restrictions of the Fund's Articles of Incorporation and By-Laws, as amended or supplemented from time to time, the provisions of applicable laws and regulations including the Investment Company Act, and the statements relating to the Portfolio's investment objectives, policies and restrictions as the same are set forth in the prospectus and statement of additional information of the Fund then currently effective under the Securities Act of 1933 (the "Prospectus") and provided to the Sub-Investment Manager in writing. Should the Board of Directors of the Fund or the Investment Manager at any time, however, make any definite determination as to investment policy and notify in writing the Sub-Investment Manager thereof, the Sub-Investment Manager shall be bound by such determination for the period, if any, specified in such notice or until similarly notified in writing that such determination has been revoked. The Sub-Investment Manager shall not be liable to the Fund, the Portfolio or the Investment Manager, or any shareholder of the Fund, and the Investment Manager shall indemnify and hold harmless the Sub-Investment Manager for any losses, claims, damages, liabilities or litigation (including reasonable attorneys fees and expenses) sustained in connection with adherence to such determination.

     The Sub-Investment Manager shall take, on behalf of the Fund, all actions which it deems necessary and appropriate to implement the investment policies of the Portfolio, determined as provided above, and in particular to open accounts and to place all orders for the purchase or sale of portfolio securities for the Portfolio with brokers or dealers selected by it.

      In connection with the selection of such brokers or dealers and the placing of such orders, the Sub-Investment Manager is directed at all times to follow the policies of the Fund set forth in the Prospectus. Nothing herein shall preclude the "bunching" of orders for the sale or purchase of portfolio securities with any other accounts managed by the Sub-Investment Manager. The Sub-Investment Manager shall not favor any account over any other and any purchase or sale orders executed contemporaneously shall be allocated in a manner it deems equitable among the accounts involved and at a price which is approximately averaged.

     With respect to brokerage and subject to the policies set forth above and in the Prospectus, the Sub-Investment Manager may cause the Portfolio to pay a broker a commission for executing a portfolio transaction in excess of the commission another broker would have charged for effecting the same transaction if the difference is reasonably justified by other aspects of portfolio execution or research services offered. Subject to such policies as the Board of Directors of the Fund may determine, the Sub-Investment Manager shall not be deemed to have acted unlawfully or to have breached a duty solely by reason of its having caused the Portfolio to pay a broker-dealer that provides research services to the Sub-Investment Manager an amount of commission for effecting a portfolio transaction in excess of the amount of commission another broker-dealer would have charged for effecting that transaction, if the Sub-Investment Manager determines in good faith that such amount of commission was reasonable in relation to the value of the research or brokerage services provided by such broker, viewed in terms of either that particular transaction or the Sub-Investment Manager's ongoing responsibilities with respect to the Portfolio. The Investment Manager, Sub-Investment Manager and the Fund further agree that the Sub-Investment Manager is authorized to employ an affiliated broker-dealer as the Portfolio's principal broker.

      In connection with these services the Sub-Investment Manager will provide investment research as to the Portfolio's investments and conduct a continuous program of evaluation of its assets. The Sub-Investment Manager will have the responsibility to monitor the investments of the Portfolio to the extent necessary for the Sub-Investment Manager to manage the Portfolio in a manner that is consistent with the investment objective and policies of the Portfolio set forth in the Prospectus, as from time to time amended, and consistent with applicable law, including, but not limited to, the Investment Company Act and the rules and regulations thereunder and the applicable provisions of the Internal Revenue Code and the rules and regulations thereunder (including, without limitation, subchapter M of the Code and the investment diversification aspects of Section 817(h) of the Code).

     The Sub-Investment Manager will furnish the Investment Manager and the Fund such statistical information, including recommendations of prices of securities in situations where a fair valuation determination is required or when a security cannot be priced by the Fund's accountants, with respect to the investments it makes for the Portfolio as the Investment Manager and the Fund may reasonably request. On its own initiative, the Sub-Investment Manager will apprise the Investment Manager and the Fund of important developments materially affecting the Portfolio, including but not limited to any change in the personnel of the Sub-Investment Manager responsible for the day to day investment decisions made by the Sub-Investment Manager for the Portfolio and any material legal proceedings against the Sub-Investment Manager by the Securities and Exchange Commission relating to violations of the federal securities laws by the Sub-Investment Manager, and will furnish the Investment Manager and the Fund from time to time with similar material information that is believed by the Sub-Investment Manager appropriate for this purpose. In addition, the Sub-Investment Manager will furnish the Investment Manager and the Fund's Board of Directors such periodic and special reports as either of them may reasonably request.

      The Sub-Investment Manager will exercise its best judgment in rendering the services provided for in this Article 1, and the Fund and the Investment Manager agree, as an inducement to the Sub-Investment Manager's undertaking so to do, that the Sub-Investment Manager will not be liable under this Agreement for any mistake of judgment or in any other event whatsoever, except as hereinafter provided. The Sub-Investment Manager shall for all purposes herein be deemed to be an independent contractor and shall, unless otherwise provided or authorized, have no authority to act for or represent the Fund or the Investment Manager in any way or otherwise be deemed an agent of the Fund or the Investment Manager other than in furtherance of its duties and responsibilities as set forth in this Agreement.

                                   ARTICLE 2

                         SUB-INVESTMENT MANAGEMENT FEE

      The payment of advisory fees and the allocation of charges and expenses between the Fund and the Investment Manager with respect to the Portfolio are set forth in the Neuberger&Berman Partners Mid Cap Value Portfolio Investment Management Agreement and nothing in that agreement shall change or affect the terms of this Sub-Investment Management Agreement. Nothing in this Neuberger&Berman Partners Mid Cap Value Portfolio Sub-Investment Management Agreement shall change or affect that arrangement. The payment of advisory fees and the apportionment of any expenses related to the services of the Sub-Investment Manager under this Agreement shall be the sole concern of the Investment Manager and the Sub-Investment Manager and shall not be the responsibility of the Fund.

      In consideration of services rendered pursuant to this Agreement, the Investment

Manager will pay the Sub-Investment Manager on the first business day of each month the fee at the annual rate specified by the schedule of fees in the Appendix to this Agreement. The fee for any period from the date the Portfolio commences operations to the end of the month will be prorated according to the proportion which the period bears to the full month, and, upon any termination of this Agreement before the end of any month, the fee for the part of the month during which the Sub-Investment Manager acted under this Agreement will be prorated according to the proportion which the period bears to the full month and will be payable upon the date of termination of this Agreement.

      For the purpose of determining the fees payable to the Sub-Investment Manager, the value of the Portfolio's net assets will be computed in the manner specified in the Fund's Prospectus. The Sub-Investment Manager will bear all of its own expenses (such as research costs) in connection with the performance of its duties under this Agreement except for those which the Investment Manager agrees to pay and will not be responsible for any Fund expenses.

                                 OTHER MATTERS

      The Sub-Investment Manager may from time to time employ or associate with itself any person or persons to assist in its performance of services under this Agreement. The compensation of any such persons will be paid by the Sub-Investment Manager, and no obligation will be incurred by, or on behalf of, the Fund or the Investment Manager with respect to them.

      The Fund and the Investment Manager understand that the Sub-Investment Manager now acts and will continue to act as investment manager to various investment companies and fiduciary or other managed accounts, and the Fund and the Investment Manager have no objection to the Sub-Investment Manager's so acting. In addition, the Fund understands that the persons employed by the Sub-Investment Manager to assist in the performance of the Sub-Investment Manager's duties hereunder will not devote their full time to such service, and nothing herein contained shall be deemed to limit or restrict the Sub-Investment Manager's right or the right of any of the Sub-Investment Manager's affiliates to engage in and devote time and attention to other businesses or to render other services of whatever kind or nature.

      The Sub-Investment Manager agrees that all books and records which it maintains for the Fund are the Fund's property as well as the Sub-Investment Manager's. The Sub-Investment Manager also agrees upon request of the Investment Manager or the Fund, promptly to surrender copies of the books and records to the requester or make the books and records available for inspection by representatives of regulatory authorities. The Sub-Investment Manager further agrees to maintain and preserve the Fund's books and records in accordance with the Investment Company Act and rules thereunder.

      The Sub-Investment Manager will not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund, its shareholders or the Investment Manager in connection with the matters to which this Agreement relates, except for a loss resulting from willful misfeasance, bad faith or gross negligence of the Sub-Investment Manager in the performance of its duties or from reckless disregard of its obligations and duties under this Agreement. The Sub-Investment Manager, the Fund and the Investment Manager further agree that the Sub-Investment Manager shall bear no responsibilities or obligations for any portfolios of the Fund other than the Portfolio and any other portfolio of the Fund with respect to which it serves as sub-advisor.

      The Investment Manager has herewith furnished the Sub-Investment Manager copies of the Fund's Registration Statement, Articles of Incorporation and By-Laws as currently in effect and agrees during the continuance of this Agreement to furnish the Sub-Investment Manager copies of any amendments or supplements thereto before the amendments or supplements become effective. The Sub-Investment Manager will be entitled to rely on all documents furnished to it by the Investment Manager or the Fund.

      The Investment Manager, the Fund and the Sub-Investment Manager agree that any information or recommendation supplied by the Sub-Investment Manager in connection with the performance of its obligations hereunder is to be regarded as confidential for use only by the Investment Manager, the Fund, or such person as the Investment Manager may designate in connection with the Portfolio.

      The Investment Manager represents and warrants that the appointment of the Sub-Investment Manager by the Investment Manager and the Fund has been duly authorized.

                                 ARTICLE 3

                  DURATION AND TERMINATION OF THIS AGREEMENT

      This Agreement shall become effective as of the date first above written and shall remain in force until May 16, 1999 and thereafter shall continue in effect, but only so long as such continuance is specifically approved at least annually by (i) the Board of Directors of the Fund, or by the vote of a majority of the outstanding shares of the Portfolio, and (ii) a majority of those directors who are not parties to this Agreement or interested persons of any such party cast in person at a meeting called for the purpose of voting on such approval.

      This Agreement may be terminated with respect to the Portfolio at any time, without the payment of any penalty, by the Board of Directors of the Fund, or by vote of a majority of the outstanding shares of the Portfolio, on sixty days' written notice to the Investment Manager and Sub-Investment Manager, by the Investment Manager on thirty days' written notice to the Sub-Investment Manager and the Fund, or by the Sub-Investment Manager on sixty days' written notice to the Investment Manager and the Fund. This Agreement shall automatically terminate in the event of its assignment or in the event of the termination of the Neuberger&Berman Partners Mid Cap Value Portfolio Investment Management Agreement.



                                   ARTICLE 4

                                  DEFINITIONS

      The terms "assignment," "interested person," and "majority of the outstanding shares," when used in this Agreement, shall have the respective meanings specified under the Investment Company Act.

                                   ARTICLE 5

                         AMENDMENTS OF THIS AGREEMENT

      This Agreement may be amended by the parties only if such amendment is specifically approved by (i) the Board of Directors of the Fund, to the extent permitted by the Investment Company Act, or by the vote of a majority of the outstanding shares of the Portfolio, and (ii) by the vote of a majority of those directors of the Fund who are not parties to this Agreement or interested persons of any such party cast in person at a meeting called for the purpose of voting on such approval.

                                   ARTICLE 6

                                 Governing Law

      The provisions of this Agreement shall be construed and interpreted in accordance with the laws of the State of New York as at the time in effect and the applicable provisions of the Investment Company Act. To the extent that the applicable law of the State of New York, or any of the provisions herein, conflict with the applicable provisions of the Investment Company Act, the latter shall control.


                                   ARTICLE 7

                                    Notices
                                    -------

                Notices to be given hereunder shall be addressed to:

             Fund:      Christopher P. Nicholas
                        President and Chief Operating Officer
                        Metropolitan Series Fund, Inc.
                        One Madison Avenue, Area 7G
                        New York, New York 10010

   Investment Manager:  Gary A. Beller, Esq.
                        Senior Executive Vice-President and General Counsel Metropolitan Life Insurance Company

                        One Madison Avenue, Area 11G
                        New York, New York 10010



   Sub-Investment       Ms. Ellen Metzger, Esq.
      Manager:          Vice-President and General Counsel
                        Neuberger&Berman Management Incorporated
                        605 Third Avenue - 2nd Floor
                        New York, NY  10158-0180



          Changes in the foregoing notice provisions may be made by notice in writing to the other parties and the addresses set forth above. Notice shall be effective upon receipt.

                                METROPOLITAN SERIES FUND, INC.


                                By:  s/Christopher P. Nicholas
                                     -------------------------
                                     Christopher P. Nicholas

Attest:

s/Robin Wagner
--------------
Robin Wagner


                                METROPOLITAN LIFE INSURANCE
                                COMPANY



                                By:  s/Jeffrey J. Hodgman
                                     --------------------
                                     Jeffrey J. Hodgman

Attest:


s/Cheryl D. Martino
-------------------
Cheryl D. Martino



                                NEUBERGER&BERMAN MANAGEMENT
INCORPORATED



                                By: s/Michael Weiner
                                    -----------------
Attest:



s/Ellen Metzger
----------------

                                   APPENDIX
                                   --------


                       NEUBERGER&BERMAN MANAGEMENT INC.
                       --------------------------------

                     Metropolitan Series Fund Fee Schedule
                     -------------------------------------

               Neuberger&Berman Partners Mid Cap Value Portfolio
               -------------------------------------------------


                     0.500% on the first $100MM
                     0.475% on the next $250MM
                     0.450% on the next $500 MM
                     0.425% on the next $750 MM
                     0.400% thereafter


                of the average daily value of the net assets of the Portfolio

                   HARRIS OAKMARK LARGE CAP VALUE PORTFOLIO

                      SUB-INVESTMENT MANAGEMENT AGREEMENT

      AGREEMENT made this 9th day of November, 1998, among Metropolitan Series Fund, Inc., a Maryland corporation (the "Fund"), Metropolitan Life Insurance Company (the "Investment Manager"), a New York corporation, and Harris Associates L.P., a Delaware limited partnership (the "Sub-Investment Manager");

                             W I T N E S S E T H :

      WHEREAS, the Fund is engaged in business as a diversified open-end management investment company and is registered as such under the Investment Company Act of 1940 (the "Investment Company Act");

      WHEREAS, the Fund, a series type of investment company, issues separate classes (or series) of stock, each of which represents a separate portfolio of investments;

      WHEREAS, the Fund is currently comprised of various portfolios, each of which pursues its investment objectives through separate investment policies, and the Fund may add or delete portfolios from time to time;

      WHEREAS, the Sub-Investment Manager is engaged principally in the business of rendering advisory services and is registered as an investment adviser under the Investment Advisers Act of 1940; and

      WHEREAS, the Fund has employed the Investment Manager to act as investment manager of the Harris Oakmark Large Cap Value Portfolio as set forth in the Harris Oakmark Large Cap Value Portfolio Investment Management Agreement dated October 30, 1998 between the Fund and the Investment Manager (the "Harris Oakmark Large Cap Value Portfolio Investment Management Agreement"); and the Fund and the Investment Manager desire to enter into a separate sub-investment management agreement with respect to the Harris Oakmark Large Cap Value Portfolio of the Fund with the Sub-Investment Manager;

      NOW, THEREFORE, in consideration of the premises and the covenants hereinafter contained, the Fund, the Investment Manager and the Sub-Investment Manager hereby agree as follows:

                                 ARTICLE 1

                     Duties of the Sub-Investment Manager
                     ------------------------------------

     Subject to the supervision and approval of the Investment Manager and the Fund's Board of Directors, the Sub-Investment Manager will manage the investment and reinvestment of the assets of the Fund's Harris Oakmark Large Cap Value Portfolio (the "Portfolio") for the period and on the terms and conditions set forth in this Agreement. In acting as Sub-Investment Manager to the Fund with respect to the Portfolio, the Sub-Investment Manager shall determine which securities shall be purchased, sold or exchanged and what portion of the assets of the Portfolio shall be held in the various securities or other assets in which it may invest, subject always to any restrictions of the Fund's Articles of Incorporation and By-Laws, as amended or supplemented from time to time, the provisions of applicable laws and regulations including the Investment Company Act, and the statements relating to the Portfolio's investment objectives, policies and restrictions as the same are set forth in the prospectus and statement of additional information of the Fund then currently effective under the Securities Act of 1933 (the "Prospectus") and provided to Sub-Investment Manager in writing. Should the Board of Directors of the Fund or the Investment Manager at any time, however, make any definite determination as to investment policy and notify in writing the Sub-Investment Manager thereof, the Sub-Investment Manager shall be bound by such determination for the period, if any, specified in such notice or until similarly notified in writing that such determination has been revoked. The Sub-Investment Manager shall take, on behalf of the Fund, all actions which it deems necessary to implement the investment policies of the Portfolio, determined as provided above, and in particular to place all orders for the purchase or sale of portfolio securities for the Portfolio with brokers or dealers selected by it.

      In connection with the selection of such brokers or dealers and the placing of such orders, the Sub-Investment Manager is directed at all times to follow the policies of the Fund set forth in the Prospectus. Nothing herein shall preclude the "bunching" of orders for the sale or purchase of portfolio securities with other Fund portfolios or with other accounts managed by the Sub-Investment Manager. The Sub-Investment Manager shall not favor any account over any other and any purchase or sale orders executed contemporaneously shall be allocated in a manner it deems equitable among the accounts involved and, to the extent operationally feasible, at a price which is approximately averaged.

      In connection with these services the Sub-Investment Manager will provide investment research as to the Portfolio's investments and conduct a continuous program of evaluation of its assets. The Sub-Investment Manager will have the responsibility to monitor the investments of the Portfolio to the extent necessary for the Sub-Investment Manager to manage the Portfolio in a manner that is consistent with the investment objective and policies of the Portfolio set forth in the Registration Statement of the Fund, as from time to time amended, and communicated in writing to the Sub-Investment Manager, and consistent with applicable law, including, but not limited to, the Investment Company Act and the rules and regulations thereunder and the applicable provisions of the Internal Revenue Code and the rules and regulations thereunder (including, without limitation, subchapter M of the Code and the investment diversification aspects of Section 817(h) of the Code).

     The Sub-Investment Manager will furnish the Investment Manager and the Fund such statistical information, including prices of securities in situations where a fair valuation determination is required or when a security cannot be priced by the Fund's accountants, with respect to the investments it makes for the Portfolio as the Investment Manager and the Fund may reasonably request. On its own initiative, the Sub-Investment Manager will apprise the Investment Manager and the Fund of important developments materially affecting the Portfolio, including but not limited to any change in the personnel of the Sub-Investment Manager responsible for the day to day investment decisions made by the Sub-Investment Manager for the Portfolio and any material legal proceedings against the Sub-Investment Manager by the Securities and Exchange Commission relating to violations of the federal securities laws by the Sub-Investment Manager, and will furnish the Investment Manager and the Fund from time to time with similar material information that is believed appropriate for this purpose. In addition, the Sub-Investment Manager will furnish the Investment Manager and the Fund's Board of Directors such periodic and special reports as either of them may reasonably request.

      The Sub-Investment Manager will exercise its best judgment in rendering the services provided for in this Article 1, and the Fund and the Investment Manager agree, as an inducement to the Sub-Investment Manager's undertaking so to do, that the Sub-Investment Manager will not be liable under this Agreement for any mistake of judgment or in any other event whatsoever, except as hereinafter provided. The Sub-Investment Manager shall for all purposes herein be deemed to be an independent contractor and shall, unless otherwise provided or authorized, have no authority to act for or represent the Fund or the Investment Manager in any way or otherwise be deemed an agent of the Fund or the Investment Manager other than in furtherance of its duties and responsibilities as set forth in this Agreement.

                                   ARTICLE 2

                         Sub-Investment Management Fee
                         -----------------------------

      The payment of advisory fees and the allocation of charges and expenses between the Fund and the Investment Manager with respect to the Portfolio are set forth in the Harris Oakmark Large Cap Value Portfolio Investment Management Agreement. Nothing in this Harris Oakmark Large Cap Value Portfolio Sub-Investment Management Agreement shall change or affect that arrangement. The payment of advisory fees and the apportionment of any expenses related to the services of the Sub-Investment Manager under this Agreement shall be the sole concern of the Investment Manager and the Sub-Investment Manager and shall not be the responsibility of the Fund.

      In consideration of services rendered pursuant to this Agreement, the Investment Manager will pay the Sub-Investment Manager on the first business day of each month the fee at the annual rate specified by the schedule of fees in the Appendix to this Agreement. The fee for any period from the date the Portfolio commences operations to the end of the month will be prorated according to the proportion which the period bears to the full month, and, upon any termination of this Agreement before the end of any month, the fee for the part of the month during which the Sub-Investment Manager acted under this Agreement will be prorated according to the proportion which the period bears to the full month and will be payable upon the date of termination of this Agreement.

      For the purpose of determining the fees payable to the Sub-Investment Manager, the value of the Portfolio's net assets will be computed in the manner specified in the Fund's Prospectus. The Sub-Investment Manager will bear all of its own expenses (such as research costs) in connection with the performance of its duties under this Agreement except for those which the Investment Manager agrees to pay.

     The Sub-Investment Manager agrees to notify promptly, upon written request, the Investment Manager if, for any other registered investment company having a substantially similar investment program, it agrees to (1) provide more services or bear more expenses for a comparable or lower fee; and (2) provide comparable services and bear comparable expenses for a lower fee.

                                 Other Matters
                                 -------------

      The Sub-Investment Manager may from time to time employ or associate with itself any person or persons believed to be particularly fitted to assist in its performance of services under this Agreement. The compensation of any such persons will be paid by the Sub-Investment Manager, and no obligation will be incurred by, or on behalf of, the Fund or the Investment Manager with respect to them.

      The Fund and the Investment Manager understand that the Sub-Investment Manager now acts and will continue to act as investment manager to various investment companies and fiduciary or other managed accounts, and the Fund and the Investment Manager have no objection to the Sub-Investment Manager's so acting. In addition, the Fund understands that the persons employed by the Sub-Investment Manager to assist in the performance of the Sub-Investment Manager's duties hereunder will not devote their full time to such service, and nothing herein contained shall be deemed to limit or restrict the Sub-Investment Manager's right or the right of any of the Sub-Investment Manager's affiliates to engage in and devote time and attention to other businesses or to render other services of whatever kind or nature.

      The Sub-Investment Manager agrees that all books and records which it maintains for the Fund are the Fund's property as well as the Sub-Investment Manager's. The Sub-Investment Manager also agrees upon request of the Investment Manager or the Fund, promptly to surrender copies of the books and records to the requester or make the books and records available for inspection by representatives of regulatory authorities. The Sub-Investment Manager further agrees to maintain and preserve the Fund's books and records in accordance with the Investment Company Act and rules thereunder.

      The Sub-Investment Manager will not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with the matters to which this Agreement relates, except for a loss resulting from willful misfeasance, bad faith or gross negligence of the Sub-Investment Manager in the performance of its duties or from reckless disregard of its obligations and duties under this Agreement.

      The Investment Manager has herewith furnished the Sub-Investment Manager copies of the Fund's Registration Statement, Articles of Incorporation and By-Laws as currently in effect and agrees during the continuance of this Agreement to furnish the Sub-Investment Manager copies of any amendments or supplements thereto before or at the time the amendments or supplements become effective. The Sub-Investment Manager will be entitled to rely on all documents furnished to it by the Investment Manager or the Fund.

                                 ARTICLE 3

                  Duration and Termination of this Agreement
                  ------------------------------------------

      This Agreement shall become effective as of the date first above written and shall remain in force until May 16, 1999 and thereafter shall continue in effect, but only so long as such continuance is specifically approved at least annually by (i) the Board of Directors of the Fund, or by the vote of a majority of the outstanding shares of the Portfolio, and (ii) a majority of those directors who are not parties to this Agreement or interested persons of any such party cast in person at a meeting called for the purpose of voting on such approval.

      This Agreement may be terminated with respect to the Portfolio at any time, without the payment of any penalty, by the Board of Directors of the Fund, or by vote of a majority of the outstanding shares of the Portfolio, on sixty days' written notice to the Investment Manager and Sub-Investment Manager, by the Investment Manager on thirty days' written notice to the Sub-Investment Manager and the Fund, or by the Sub-Investment Manager on sixty days' written notice to the Investment Manager and the Fund. This Agreement shall automatically terminate in the event of its assignment or in the event of the termination of the Harris Oakmark Large Cap

Value Portfolio Investment Management Agreement.

                                   ARTICLE 4

                                  Definitions
                                  -----------

      The terms "assignment," "interested person," and "majority of the outstanding shares," when used in this Agreement, shall have the respective meanings specified under the Investment Company Act.

                                   ARTICLE 5

                         Amendments of this Agreement
                         ----------------------------

      This Agreement may be amended by the parties only if such amendment is specifically approved by (i) the Board of Directors of the Fund, to the extent permitted by the Investment Company Act, or by the vote of a majority of the outstanding shares of the Portfolio, and (ii) by the vote of a majority of those directors of the Fund who are not parties to this Agreement or interested persons of any such party cast in person at a meeting called for the purpose of voting on such approval.

                                   ARTICLE 6

                                 Governing Law
                                 -------------

      The provisions of this Agreement shall be construed and interpreted in accordance with the laws of the State of New York as at the time in effect and the applicable provisions of the Investment Company Act. To the extent that the applicable law of the State of New York, or any of the provisions herein, conflict with the applicable provisions of the Investment Company Act, the latter shall control.

                                   ARTICLE 7

                                    Notices
                                    -------

      Notices to be given hereunder shall be addressed to:

             Fund:      Christopher P. Nicholas
                        President and Chief Operating Officer
                        Metropolitan Series Fund, Inc.
                        One Madison Avenue, Area 7G
                        New York, New York 10010


   Investment Manager:  Gary A. Beller, Esq.
                        Senior Executive Vice-President and General Counsel Metropolitan Life Insurance Company
                        One Madison Avenue, Area 11G
                        New York, New York 10010

Sub-Investment Manager: Robert J. Sanborn, CFA
                        Partner and Portfolio Manager
                        Anita Nagler
                        Partner and General Counsel
                        Harris Associates L.P.
                        Two North LaSalle Street
                        Chicago, Illinois  60602-3790


      Changes in the foregoing notice provisions may be made by notice in writing to the other parties and the addresses set forth above. Notice shall be effective upon delivery.

                                METROPOLITAN SERIES FUND, INC.



                                By:  s/Christopher P. Nicholas
                                     -------------------------
                                     Christopher P. Nicholas

Attest:

s/Robin Wagner
--------------
Robin Wagner


                                METROPOLITAN LIFE INSURANCE
                                COMPANY



                                By:  s/Jeffrey J. Hodgman
                                     --------------------
                                     Jeffrey J. Hodgman

Attest:


s/Cheryl D. Martino
-------------------
Cheryl D. Martino


                                HARRIS ASSOCIATES L.P.



                                By: s/Robert Levy
                                   --------------
Attest:



s/Anita M. Nagler
-----------------

                                   APPENDIX
                                   --------
                            HARRIS ASSOCIATES L.P.
                             ---------------------
                     Metropolitan Series Fund Fee Schedule
                     -------------------------------------
                   Harris Oakmark Large Cap Value Portfolio
                   ----------------------------------------

                     0.650% on the first $250MM
                     0.600% thereafter


                of the average daily value of the net assets of the Portfolio

                    SANTANDER INTERNATIONAL STOCK PORTFOLIO

                      SUB-INVESTMENT MANAGEMENT AGREEMENT


      AGREEMENT made this 9th day of November, 1998, among Metropolitan Series Fund, Inc., a Maryland corporation (the "Fund"), Metropolitan Life Insurance Company (the "Investment Manager"), a New York corporation, and Santander Global Advisors, Inc., a Delaware corporation (the "Sub-Investment Manager");

                             W I T N E S S E T H :

      WHEREAS, the Fund is engaged in business as a diversified open-end management investment company and is registered as such under the Investment Company Act of 1940 (the "Investment Company Act");

      WHEREAS, the Fund, a series type of investment company, issues separate classes (or series) of stock, each of which represents a separate portfolio of investments;

      WHEREAS, the Fund is currently comprised of various portfolios, each of which pursues its investment objectives through separate investment policies, and the Fund may add or delete portfolios from time to time;

      WHEREAS, the Sub-Investment Manager is engaged principally in the business of rendering advisory services and is registered as an investment adviser under the Investment Advisers Act of 1940; and

      WHEREAS, the Fund has employed the Investment Manager to act as investment manager of the Santander International Stock Portfolio (formerly known as the State Street Research International Stock Portfolio) as set forth in the Investment Management Agreement dated April 29, 1991 and amended effective August 1, 1997 relating to the Santander International Stock Portfolio between the Fund and the Investment Manager (the "Santander International Stock Portfolio Investment Management Agreement"); and the Fund and the Investment Manager desire to enter into a separate sub-investment management agreement with respect to the Santander International Stock Portfolio of the Fund with the Sub-Investment Manager;

      NOW, THEREFORE, in consideration of the premises and the covenants hereinafter contained, the Fund, the Investment Manager and the Sub-Investment Manager hereby agree as follows:

                                  ARTICLE 1.

                     Duties of the Sub-Investment Manager.
                     ------------------------------------

      Subject to the supervision and approval of the Investment Manager and the Fund's Board of Directors, the Sub-Investment Manager will manage the investment and reinvestment of the assets of the Fund's Santander International Stock Portfolio (the "Portfolio") for the period and on the terms and conditions set forth in this Agreement. In acting as Sub-Investment Manager to the Fund with respect to the Portfolio, the Sub-Investment Manager shall determine which securities shall be purchased, sold or exchanged and what portion of the assets of the Portfolio shall be held in the various securities or other assets in which it may invest, subject always to any restrictions of the Fund's Articles of Incorporation and By-Laws, as amended or supplemented from time to time, the provisions of applicable laws and regulations including the Investment Company Act, and the statements relating to the Portfolio's investment objectives, policies and restrictions as the same are set forth in the prospectus and statement of additional information of the Fund then currently effective under the Securities Act of 1933 (the "Prospectus"). Should the Board of Directors of the Fund or the Investment Manager at any time, however, make any definite determination as to investment policy and notify in writing the Sub-Investment Manager thereof, the Sub-Investment Manager shall be bound by such determination for the period, if any, specified in such notice or until similarly notified in writing that such determination has been revoked. The Sub-Investment Manager shall take, on behalf of the Fund, all actions which it deems necessary to implement the investment policies of the Portfolio, determined as provided above, and in particular to place all orders for the purchase or sale of portfolio securities for the Portfolio with brokers or dealers selected by it.

      In connection with the selection of such brokers or dealers and the placing of such orders, the Sub-Investment Manager is directed at all times to follow the policies of the Fund set forth in the Prospectus. Nothing herein shall preclude the "bunching" of orders for the sale or purchase of portfolio securities with other Fund portfolios or with other accounts managed by the Sub-Investment Manager. The Sub-Investment Manager shall not favor any account over any other and any purchase or sale orders executed contemporaneously shall be allocated in a manner it deems equitable among the accounts involved and at a price which is approximately averaged.

      In connection with these services the Sub-Investment Manager will provide investment research as to the Portfolio's investments and conduct a continuous program of evaluation of its assets. The Sub-Investment Manager will have the responsibility to monitor the investments of the Portfolio to the extent necessary for the Sub-Investment Manager to manage the Portfolio in a manner that is consistent with the investment objective and policies of the Portfolio set forth in the Prospectus, as from time to time amended, and communicated in writing to the Sub-Investment Manager, and consistent with applicable law, including, but not limited to, the Investment Company Act and the rules and regulations thereunder and the applicable provisions of the Internal Revenue Code and the rules and regulations thereunder (including, without limitation, subchapter M of the Code and the investment diversification aspects of Section 817(h) of the Code).

      The Sub-Investment Manager will furnish the Investment Manager and the Fund such statistical information, including prices of securities in situations where a fair valuation determination is required or when a security cannot be priced by the Fund's accountants, with respect to the investments it makes for the Portfolio as the Investment Manager and the Fund may reasonably request. On its own initiative, the Sub-Investment Manager will apprise the Investment Manager and the Fund of important developments materially affecting the Portfolio, including but not limited to any change in the personnel of the Sub-Investment Manager responsible for the day to day investment decisions made by the Sub-Investment Manager for the Portfolio and any material legal proceedings against the Sub-Investment Manager by the Securities and Exchange Commission relating to violations of the federal securities laws by the

Sub-Investment Manager, and will furnish the Investment Manager and the Fund from time to time with similar material information that is believed appropriate for this purpose. In addition, the Sub-Investment Manager will furnish the Investment Manager and the Fund's Board of Directors such periodic and special reports as either of them may reasonably request.

      The Sub-Investment Manager will exercise its best judgment in rendering the services provided for in this Article 1, and the Fund and the Investment Manager agree, as an inducement to the Sub-Investment Manager's undertaking so to do, that the Sub-Investment Manager will not be liable under this Agreement for any mistake of judgment or in any other event whatsoever, except as hereinafter provided. The Sub-Investment Manager shall for all purposes herein be deemed to be an independent contractor and shall, unless otherwise provided or authorized, have no authority to act for or represent the Fund or the Investment Manager in any way or otherwise be deemed an agent of the Fund or the Investment Manager other than in furtherance of its duties and responsibilities as set forth in this Agreement.

      Notwithstanding any other provision of this Agreement, the Fund, the Investment Manager and the Sub-Investment Manager may agree to the employment of a Sub-Sub-Investment Manager to the Fund for the purpose of providing investment management services with respect to the Portfolio, provided that the compensation to be paid to such Sub-Sub-Investment Manager shall be the sole responsibility of the Sub-Investment Manager and the duties and responsibilities of the Sub-Sub-Investment Manager shall be as set forth in a sub-sub-investment management agreement among the Investment Manager, the Sub-Investment Manager, the Sub-Sub-Investment Manager and the Fund on behalf of the

Portfolio.

                                  ARTICLE 2.

                        Sub-Investment Management Fee.
                        -----------------------------

      The payment of advisory fees and the allocation of charges and expenses between the Fund and the Investment Manager with respect to the Portfolio are set forth in the Santander International Stock Portfolio Investment Management Agreement. Nothing in this Santander International Stock Portfolio Sub-Investment Management Agreement shall change or affect that arrangement. The payment of advisory fees and the apportionment of any expenses related to the services of the Sub-Investment Manager under this Agreement shall be the sole concern of the Investment Manager and the Sub-Investment Manager and shall not be the responsibility of the Fund.

      In consideration of services rendered pursuant to this Agreement, the Investment Manager will pay the Sub-Investment Manager on the first business day of each month the fee at the annual rate specified by the schedule of fees in the Appendix to this Agreement. The fee for any period from the date the Portfolio commences operations to the end of the month will be prorated according to the proportion which the period bears to the full month, and, upon any termination of this Agreement before the end of any month, the fee for the part of the month during which the Sub-Investment Manager acted under this Agreement will be prorated according to the proportion which the period bears to the full month and will be payable upon the date of termination of this Agreement.

      For the purpose of determining the fees payable to the Sub-Investment Manager, the value of the Portfolio's net assets will be computed in the manner specified in the Fund's Prospectus. The Sub-Investment Manager will bear all of its own expenses (such as research costs) in connection with the performance of its duties under this Agreement except for those which the Investment Manager agrees to pay.

     The Sub-Investment Manager agrees to notify promptly, upon written request, the Investment Manager if, for any other registered investment company having a substantially similar investment program, it agrees to (1) provide more services or bear more expenses for a comparable or lower fee; and (2) provide comparable services and bear comparable expenses for a lower fee.

                                OTHER MATTERS.
                                -------------

      The Sub-Investment Manager may from time to time employ or associate with itself any person or persons believed to be particularly fitted to assist in its performance of services under this Agreement. The compensation of any such persons will be paid by the Sub-Investment Manager, and no obligation will be incurred by, or on behalf of, the Fund or the Investment Manager with respect to them.

      The Fund and the Investment Manager understand that the Sub-Investment Manager now acts and will continue to act as investment manager to various investment companies and fiduciary or other managed accounts, and the Fund and the Investment Manager have no objection to the Sub-Investment Manager's so acting. In addition, the Fund understands that the persons employed by the Sub-Investment Manager to assist in the performance of the Sub-Investment Manager's duties hereunder will not devote their full time to such service, and nothing herein contained shall be deemed to limit or restrict the Sub-Investment Manager's right or the right of any of the Sub-Investment Manager's affiliates to engage in and devote time and attention to other businesses or to render other services of whatever kind or nature.

      The Sub-Investment Manager agrees that all books and records which it maintains for the Fund are the Fund's property. The Sub-Investment Manager also agrees upon request of the Investment Manager or the Fund, promptly to surrender the books and records to the requester or make the books and records available for inspection by representatives of regulatory authorities. The Sub-Investment Manager further agrees to maintain and preserve the Fund's books and records in accordance with the Investment Company Act and rules thereunder.

      The Sub-Investment Manager will not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with the matters to which this Agreement relates, except for a loss resulting from willful misfeasance, bad faith or gross negligence of the Sub-Investment Manager in the performance of its duties or from reckless disregard of its obligations and duties under this Agreement.

      The Investment Manager has herewith furnished the Sub-Investment Manager copies of the Fund's Prospectus, Articles of Incorporation and By-Laws as currently in effect and agrees during the continuance of this Agreement to furnish the Sub-Investment Manager copies of any amendments or supplements thereto before or at the time the amendments or supplements become effective. The Sub-Investment Manager will be entitled to rely on all documents furnished to it by the Investment Manager or the Fund.

                                  ARTICLE 3.

                  Duration and Termination of this Agreement.
                  ------------------------------------------

      This Agreement shall become effective as of the date first above written and shall remain in force until May 16, 1999 and thereafter shall continue in effect, but only so long as such continuance is specifically approved at least annually by (i) the Board of Directors of the Fund, or by the vote of a majority of the outstanding shares of the Portfolio, and (ii) a majority of those directors who are not parties to this Agreement or interested persons of any such party cast in person at a meeting called for the purpose of voting on such approval.

      This Agreement may be terminated with respect to the Portfolio at any time, without the payment of any penalty, by the Board of Directors of the Fund, or by vote of a majority of the outstanding shares of the Portfolio, on sixty days' written notice to the Investment Manager and Sub-Investment Manager, or by the Investment Manager on thirty days' written notice to the Sub-Investment Manager and the Fund, or by the Sub-Investment Manager on sixty days' written notice to the Investment Manager and the Fund. This Agreement shall automatically terminate in the event of its assignment or in the event of the termination of the Santander International Stock Portfolio Investment Management Agreement.

                                  ARTICLE 4.

                                 Definitions.
                                 -----------

      The terms "assignment," "interested person," and "majority of the outstanding shares," when used in this Agreement, shall have the respective meanings specified under the Investment Company Act.

                                  ARTICLE 5.

                         Amendments of this Agreement.
                         ----------------------------

      This Agreement may be amended by the parties only if such amendment is specifically approved by (i) the Board of Directors of the Fund, to the extent permitted by the Investment Company Act, or by the vote of a majority of the outstanding shares of the Portfolio, and (ii) by the vote of a majority of those directors of the Fund who are not parties to this Agreement or interested persons of any such party cast in person at a meeting called for the purpose of voting on such approval.

                                  ARTICLE 6.

                                Governing Law.
                                -------------

      The provisions of this Agreement shall be construed and interpreted in accordance with the laws of the State of New York as at the time in effect and the applicable provisions of the Investment Company Act. To the extent that the applicable law of the State of New York, or any of the provisions herein, conflict with the applicable provisions of the Investment Company Act, the latter shall control.

                                  ARTICLE 7.

                                   Notices.
                                   -------

         Notices to be given hereunder shall be addressed to:

           Fund:     Christopher P. Nicholas
                     President and Chief Operating Officer
                     Metropolitan Series Fund, Inc.
                     One Madison Avenue, Area 7G
                     New York, New York 10010

Investment Manager:      Gary A. Beller, Esq.
                         Senior Executive Vice-President and General Counsel
                         Metropolitan Life Insurance Company
                         One Madison Avenue, Area 11G
                         New York, New York 10010

Sub-Investment Manager:  Philip L. Bullen
                         Managing Director
                         Santander Global Advisors, Inc.
                         28 State Street, 38th Floor
                         Boston, Massachusetts 02109



      Changes in the foregoing notice provisions may be made by notice in writing to the other parties at the addresses set forth above. Notice shall be effective upon delivery.

                                METROPOLITAN SERIES FUND, INC.




                                By s/Christopher P. Nicholas
                                  --------------------------


Attest:



s/Robin Wagner
---------------


                                METROPOLITAN LIFE INSURANCE
                                COMPANY



                                By s/Jeffrey J. Hodgman
                                  ---------------------


Attest:



s/Cheryl D. Martino
--------------------


                                SANTANDER GLOBAL ADVIORS, INC.



                                By s/Philip L. Bullen
                                  -------------------

Attest:



s/Patricia E. Nelson
---------------------

                                   APPENDIX



                        SANTANDER GLOBAL ADVISORS, INC.
                        -------------------------------



                     Metropolitan Series Fund Fee Schedule
                     -------------------------------------



                    Santander International Stock Portfolio
                   ----------------------------------------




                1st $500M               .55%
                next $500M              .50%
                above $1,000M           .45%  of the average daily value of the
                                        net assets of the Portfolio